UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: April 30

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

October 31, 2010

Semi-Annual Repor t

Legg Mason

Capital Management

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management All Cap Fund

Fund objective

The Fund seeks long-term capital growth.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management All Cap Fund for the six-month reporting period ended October 31, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason Capital Management All Cap Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended October 31, 2010, overall growth moderated versus earlier in the year and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of

Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Financial market overview

As the reporting period began, the financial markets were in the midst of a sharp sell-off that had begun in late April. This continued throughout May and June, during which risk aversion was elevated and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring

IV	Legg Mason Capital Management All Cap Fund

Investment commentary (cont’d)

agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Equity market review

The first two months of the reporting period were largely characterized by heightened risk aversion due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. After reaching a nineteen-month high on April 23, 2010 (prior to the start of the reporting period), the stock market, as measured by the S&P 500 Indexiv, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved higher in September and October. All told, the S&P 500 Index returned 0.74% over the six months ended October 31, 2010.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended October 31, 2010, with the Russell

Midcap Indexv gaining 2.22%. In contrast, the large-cap Russell 1000vi and the small-cap Russell 2000vii Indices returned 0.77% and -1.24%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 3.27% and -2.01%, respectively.

Performance review

For the six months ended October 31, 2010, Class A shares of Legg Mason Capital Management All Cap Fund, excluding sales charges, returned 0.28%. The Fund’s unmanaged benchmark, the Russell 3000 Indexx, returned 0.60% over the same time frame. The Lipper Multi-Cap Core Funds Category Average1 returned 0.99% for the same period.

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Capital Management All Cap Fund:
Class 1[2]	0.28%
Class A	0.28%
Class B	0.90%
Class C	1.04%
Class I	0.28%
Russell 3000 Index	0.60%
Lipper Multi-Cap Core Funds Category Average	0.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended October 31, 2010 for Class A, Class B and Class C shares would have been 0.00%, -0.30% and -0.15%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 862 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Capital Management All Cap Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated August 31, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.16%, 1.47%, 2.29%, 1.93% and 1.17%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

RISKS: Diversification does not assure against market loss. Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and April 30, 2010. The Fund is actively managed. As a result, the composition at the Fund’s investments is subject to change at any time.

2	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	0.28%	$1,000.00	$1,002.80	1.13%	$5.70	Class 1	5.00%	$1,000.00	$1,019.51	1.13%	$5.75
Class A4	0.28	1,000.00	1,002.80	1.45	7.32	Class A	5.00	1,000.00	1,017.90	1.45	7.37
Class B4	0.90	1,000.00	1,009.00	2.29	11.60	Class B	5.00	1,000.00	1,013.66	2.29	11.62
Class C4	1.04	1,000.00	1,010.40	1.93	9.78	Class C	5.00	1,000.00	1,015.48	1.93	9.80
Class I	0.28	1,000.00	1,002.80	0.98	4.95	Class I	5.00	1,000.00	1,020.27	0.98	4.99

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 0.00%, -0.30% and -0.15% for Class A, B and C shares, respectively.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2010

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 12.8%
Hotels, Restaurants & Leisure — 3.0%
Jack in the Box Inc.	265,000	$6,137,400	*
PartyGaming PLC	793,795	3,204,012	*
Yum! Brands Inc.	101,000	5,005,560
Total Hotels, Restaurants & Leisure		14,346,972
Media — 5.4%
Time Warner Cable Inc.	80,000	4,629,600
Time Warner Inc.	358,480	11,654,185
Viacom Inc., Class B Shares	260,100	10,037,259
Total Media		26,321,044
Multiline Retail — 0.9%
Kohl’s Corp.	82,800	4,239,360	*
Specialty Retail — 3.5%
Best Buy Co. Inc.	133,600	5,742,128
Chico’s FAS Inc.	695,000	6,755,400
Staples Inc.	207,700	4,251,619
Total Specialty Retail		16,749,147
Total Consumer Discretionary		61,656,523
Consumer Staples — 4.5%
Beverages — 3.1%
Hansen Natural Corp.	184,200	9,432,882	*
PepsiCo Inc.	80,500	5,256,650
Total Beverages		14,689,532
Food & Staples Retailing — 1.4%
Wal-Mart Stores Inc.	128,000	6,933,760
Total Consumer Staples		21,623,292
Energy — 8.2%
Energy Equipment & Services — 4.7%
Baker Hughes Inc.	179,600	8,320,868
National-Oilwell Varco Inc.	167,300	8,994,048
Transocean Ltd.	85,000	5,385,600	*
Total Energy Equipment & Services		22,700,516
Oil, Gas & Consumable Fuels — 3.5%
Apache Corp.	32,800	3,313,456
ConocoPhillips	102,500	6,088,500
Exxon Mobil Corp.	69,801	4,639,672
Noble Energy Inc.	30,000	2,444,400
Total Oil, Gas & Consumable Fuels		16,486,028
Total Energy		39,186,544
Financials — 14.5%
Capital Markets — 4.4%
Blackstone Group LP	183,236	2,470,021
Morgan Stanley	159,900	3,976,713
State Street Corp.	132,200	5,520,672
TD Ameritrade Holding Corp.	551,966	9,433,099	*
Total Capital Markets		21,400,505

See Notes to Financial Statements.

4	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Commercial Banks — 0.9%
Huntington Bancshares Inc.	765,000	$4,337,550
Diversified Financial Services — 2.1%
Bank of America Corp.	187,828	2,148,752
JPMorgan Chase & Co.	210,431	7,918,519
Total Diversified Financial Services		10,067,271
Insurance — 6.1%
Allstate Corp.	70,500	2,149,545
Assurant Inc.	147,000	5,812,380
Assured Guaranty Ltd.	797,600	15,194,280
Genworth Financial Inc., Class A Shares	507,000	5,749,380	*
Syncora Holdings Ltd.	1,550,000	261,950	*
Total Insurance		29,167,535
Thrifts & Mortgage Finance — 1.0%
MGIC Investment Corp.	540,000	4,762,800	*
Total Financials		69,735,661
Health Care — 9.5%
Biotechnology — 2.4%
Amylin Pharmaceuticals Inc.	299,003	3,896,009	*
Genzyme Corp.	60,400	4,356,652	*
Human Genome Sciences Inc.	130,000	3,494,400	*
Total Biotechnology		11,747,061
Health Care Providers & Services — 4.6%
Aetna Inc.	130,000	3,881,800
McKesson Corp.	64,500	4,255,710
UnitedHealth Group Inc.	218,989	7,894,554
WellPoint Inc.	107,000	5,814,380	*
Total Health Care Providers & Services		21,846,444
Pharmaceuticals — 2.5%
Johnson & Johnson	46,000	2,928,820
Merck & Co. Inc.	251,300	9,117,164
Total Pharmaceuticals		12,045,984
Total Health Care		45,639,489
Industrials — 15.2%
Aerospace & Defense — 2.3%
Goodrich Corp.	104,400	8,568,108
Northrop Grumman Corp.	36,200	2,288,202
Total Aerospace & Defense		10,856,310
Air Freight & Logistics — 1.1%
United Parcel Service Inc., Class B Shares	77,600	5,225,584
Airlines — 3.9%
Delta Air Lines Inc.	638,300	8,865,987	*
United Continental Holdings Inc.	348,800	10,129,152	*
Total Airlines		18,995,139
Commercial Services & Supplies — 1.2%
Republic Services Inc.	193,520	5,768,831
Electrical Equipment — 0.7%
Emerson Electric Co.	63,500	3,486,150

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	5

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Industrial Conglomerates — 3.1%
3M Co.	116,000	$9,769,520
United Technologies Corp.	71,300	5,331,101
Total Industrial Conglomerates		15,100,621
Professional Services — 1.4%
FTI Consulting Inc.	186,400	6,609,744	*
Road & Rail — 1.5%
Hertz Global Holdings Inc.	617,800	6,993,496	*
Total Industrials		73,035,875
Information Technology — 29.2%
Communications Equipment — 1.2%
Cisco Systems Inc.	261,400	5,967,762	*
Computers & Peripherals — 4.0%
EMC Corp.	914,200	19,207,342	*
Electronic Equipment, Instruments & Components — 2.3%
Avnet Inc.	124,800	3,716,544	*
Jabil Circuit Inc.	476,397	7,307,930
Total Electronic Equipment, Instruments & Components		11,024,474
Internet Software & Services — 1.3%
eBay Inc.	215,800	6,432,998	*
IT Services — 5.3%
International Business Machines Corp.	138,200	19,845,520
MasterCard Inc., Class A Shares	23,100	5,545,386
Total IT Services		25,390,906
Semiconductors & Semiconductor Equipment — 7.8%
Micron Technology Inc.	1,669,200	13,804,284	*
NXP Semiconductors NV	613,900	8,097,341	*
Texas Instruments Inc.	520,570	15,393,255
Total Semiconductors & Semiconductor Equipment		37,294,880
Software — 7.3%
MICROS Systems Inc.	107,900	4,897,581	*
Nuance Communications Inc.	492,800	7,741,888	*
Red Hat Inc.	293,700	12,411,762	*
Symantec Corp.	310,200	5,019,036	*
Take-Two Interactive Software Inc.	462,295	4,928,065	*
Total Software		34,998,332
Total Information Technology		140,316,694
Materials — 1.4%
Chemicals — 1.4%
Nalco Holding Co.	238,000	6,706,840
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
AT&T Inc.	137,300	3,913,050
Utilities — 3.4%
Independent Power Producers & Energy Traders — 3.4%
AES Corp.	1,383,000	16,513,020	*
Total Common Stocks (Cost — $421,040,547)		478,326,988

See Notes to Financial Statements.

6	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Legg Mason Capital Management All Cap Fund

Security		Expiration Date	Warrants	Value
Warrants — 0.2%
Bank of America Corp. (Cost — $1,438,705)		1/16/19	172,300	$1,016,570	*
Total Investments before Short-Term Investments (Cost — $422,479,252)				479,343,558

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
Interest in $350,035,000 joint tri-party repurchase agreement dated 10/29/10 with RBS Securities Inc.; Proceeds at maturity — $700,013; (Fully collateralized by various U.S. government obligations, 1.500% to 4.500% due 12/31/13 to 2/15/36; Market value — $714,002) (Cost — $700,000)	0.230%	11/1/10	$700,000	700,000
Total Investments — 99.8% (Cost — $423,179,252#)				480,043,558
Other Assets in Excess of Liabilities — 0.2%				773,494
Total Net Assets — 100.0%				$480,817,052

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

October 31, 2010

Assets:
Investments, at value (Cost — $423,179,252)	$480,043,558
Cash	667
Receivable for securities sold	1,936,160
Receivable for Fund shares sold	513,650
Dividends and interest receivable	279,797
Prepaid expenses	32,511
Total Assets	482,806,343

Liabilities:
Payable for Fund shares repurchased	1,065,015
Investment management fee payable	282,631
Payable for securities purchased	234,396
Distribution fees payable	128,735
Trustees’ fees payable	12,997
Accrued expenses and other liabilities	265,517
Total Liabilities	1,989,291
Total Net Assets	$480,817,052

Net Assets:
Par value (Note 7)	$675
Paid-in capital in excess of par value	986,748,491
Undistributed net investment income	1,071,606
Accumulated net realized loss on investments and foreign currency transactions	(563,870,439)
Net unrealized appreciation on investments and foreign currencies	56,866,719
Total Net Assets	$480,817,052

Shares Outstanding:
Class 1	24,878,025
Class A	27,342,285
Class B	5,665,763
Class C	9,576,216
Class I	81,267

Net Asset Value:
Class 1 (and redemption price)	$7.24
Class A (and redemption price)	$7.20
Class B*	$6.73
Class C*	$6.81
Class I (and redemption price)	$7.25
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$7.64

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2010

Investment Income:
Dividends	$2,718,073
Interest	844
Less: Foreign taxes withheld	(26,436)
Total Investment Income	2,692,481

Expenses:
Investment management fee (Note 2)	1,627,470
Transfer agent fees (Note 5)	865,275
Distribution fees (Notes 2 and 5)	748,967
Shareholder reports	60,073
Registration fees	31,802
Legal fees	28,619
Trustees’ fees	21,429
Audit and tax	15,996
Insurance	5,384
Custody fees	3,179
Miscellaneous expenses	3,339
Total Expenses	3,411,533
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(113)
Net Expenses	3,411,420
Net Investment Loss	(718,939)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	12,044,684
Foreign currency transactions	(13,455)
Net Realized Gain	12,031,229
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(13,184,604)
Foreign currencies	(21)
Change in Net Unrealized Appreciation (Depreciation)	(13,184,625)
Net Loss on Investments and Foreign Currency Transactions	(1,153,396)
Proceeds from Settlement of a Regulatory Matter (Note 9)	1,853,816
Decrease in Net Assets From Operations	$(18,519)

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended October 31, 2010 (unaudited) and the Year Ended April 30, 2010	October 31	April 30

Operations:
Net investment loss	$(718,939)	$(2,298,133)
Net realized gain (loss)	12,031,229	(350,940)
Change in net unrealized appreciation (depreciation)	(13,184,625)	197,667,873
Proceeds from settlement of a regulatory matter (Note 9)	1,853,816	—
Increase (Decrease) in Net Assets From Operations	(18,519)	195,018,800

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(633,835)
Decrease in Net Assets From Distributions to Shareholders	—	(633,835)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,166,593	23,715,361
Reinvestment of distributions	—	633,630
Cost of shares repurchased	(39,006,102)	(83,603,222)
Decrease in Net Assets From Fund Share Transactions	(29,839,509)	(59,254,231)
Increase (Decrease) in Net Assets	(29,858,028)	135,130,734

Net Assets:
Beginning of period	510,675,080	375,544,346
End of period*	$480,817,052	$510,675,080
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$1,071,606	$(63,271)

See Notes to Financial Statements.

10	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class 1 Shares[1]	2010[2]		2010		2009		2008		2007[3]

Net asset value, beginning of period	$7.22		$4.68		$7.51		$10.36		$10.41

Income (loss) from operations:
Net investment income (loss)	0.00	[4]	(0.01)		0.02		0.01		0.00	[4]
Net realized and unrealized gain (loss)	0.02		2.57		(2.85)		(2.86)		(0.05)
Total income (loss) from operations	0.02		2.56		(2.83)		(2.85)		(0.05)

Less distributions from:
Net investment income	—		(0.02)		—		—		—
Total distributions	—		(0.02)		—		—		—

Net asset value, end of period	$7.24		$7.22		$4.68		$7.51		$10.36
Total return[5]	0.28%		54.78%[6]		(37.68)%		(27.51)%		(0.48)%

Net assets, end of period (000s)	$180,019		$189,945		$138,231		$267,372		$450,886

Ratios to average net assets:
Gross expenses	1.13%[7]		1.16%		1.16%		0.93%		1.06	%[7],8
Net expenses	1.13	[7],9	1.06	[9],10	1.00	[9],10	0.90	[9],10	1.06	[7],8
Net investment income (loss)	0.03	[7]	(0.16)		0.45		0.14		0.08	[7]

Portfolio turnover rate	9%		22%		59%		25%		81%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2010 (unaudited).

[3]	For the period February 2, 2007 (inception date) to April 30, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.92%.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[9]

As a result of an expense limitation arrangement, effective July 30, 2007 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class A Shares[1]	2010[2]	2010		2009	2008	2007	2006[3]

Net asset value, beginning of period	$7.18	$4.65		$7.49	$10.36	$9.42	$8.02

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.03)		0.01	(0.01)	0.01	0.01
Net realized and unrealized gain (loss)	0.01	2.56		(2.85)	(2.86)	0.93	1.39
Proceeds from settlement of a regulatory matter	0.02	—		—	—	—	—
Total income (loss) from operations	0.02	2.53		(2.84)	(2.87)	0.94	1.40

Less distributions from:
Net investment income	—	(0.00)	[4]	—	—	—	—
Total distributions	—	(0.00)	[4]	—	—	—	—

Net asset value, end of period	$7.20	$7.18		$4.65	$7.49	$10.36	$9.42
Total return[5]	0.28%[6]	54.42%[7]		(37.92)%	(27.70)%	9.98%	17.46%

Net assets, end of period (000s)	$196,885	$205,900		$144,443	$273,593	$443,226	$91,562

Ratios to average net assets:
Gross expenses	1.45%[8]	1.47%		1.54%	1.26%	1.20%[9]	1.21%[10]
Net expenses	1.45 [8]	1.37	[11]	1.28 [11,12]	1.15 [11,12]	1.18 [9,11,12,13]	1.19 [10,11,13]
Net investment income (loss)	(0.29) [8]	(0.47)		0.18	(0.11)	0.14	0.06

Portfolio turnover rate	9%	22%		59%	25%	81%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 0.00% (Note 9).

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.56%.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.18% and 1.16%, respectively

[10]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

As a result of a contractual expense limitation agreement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.16%.

[13]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.40%.

See Notes to Financial Statements.

12	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class B Shares[1]	2010[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$6.67	$4.36	$7.06	$9.84	$9.02	$7.74

Income (loss) from operations:
Net investment loss	(0.04)	(0.07)	(0.03)	(0.08)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	0.01	2.38	(2.67)	(2.70)	0.87	1.34
Proceeds from settlement of a regulatory matter	0.09	—	—	—	—	—
Total income (loss) from operations	0.06	2.31	(2.70)	(2.78)	0.82	1.28

Net asset value, end of period	$6.73	$6.67	$4.36	$7.06	$9.84	$9.02
Total return[4]	0.90%[5]	52.98%[6]	(38.24)%	(28.25)%	9.09%	16.54%

Net assets, end of period (000s)	$38,128	$43,905	$36,847	$89,574	$218,812	$71,865

Ratios to average net assets:
Gross expenses	2.29%[7]	2.29%	2.25%	2.10%	1.93%[8]	1.97%[9]
Net expenses	2.29 [7]	2.19 [10]	2.00 [10,11]	1.92 [10,11]	1.90 [8,10,11,12]	1.95 [9,10,12]
Net investment loss	(1.13) [7]	(1.28)	(0.55)	(0.90)	(0.53)	(0.70)

Portfolio turnover rate	9%	22%	59%	25%	81%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (0.30)% (Note 9).

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 52.06%.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.88%, respectively.

[9]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.96% and 1.95%, respectively.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of a contractual expense limitation agreement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.93%.

[12]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 2.15%.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class C Shares[1]	2010[2]	2010	2009	2008	2007		2006[3]

Net asset value, beginning of period	$6.74	$4.38	$7.09	$9.86	$9.03		$7.74

Income (loss) from operations:
Net investment loss	(0.02)	(0.05)	(0.01)	(0.07)	(0.04)		(0.06)
Net realized and unrealized gain (loss)	0.01	2.41	(2.70)	(2.70)	0.87		1.35
Proceeds from settlement of a regulatory matter	0.08	—	—	—	—		—
Total income (loss) from operations	0.07	2.36	(2.71)	(2.77)	0.83		1.29

Net asset value, end of period	$6.81	$6.74	$4.38	$7.09	$9.86		$9.03
Total return[4]	1.04%[5]	53.88%[6]	(38.22)%	(28.09)%	9.19%		16.67%

Net assets, end of period (000s)	$65,196	$70,336	$55,813	$125,841	$266,870		$190,538

Ratios to average net assets:
Gross expenses	1.93%[7]	1.90%	1.86%	1.79%	1.85%[8]		1.93%[9]
Net expenses	1.93 [7]	1.80 [10]	1.71 [10]	1.79	1.85	[8],[10],11	1.91 [9,10,11]
Net investment loss	(0.77) [7]	(0.89)	(0.26)	(0.77)	(0.40)		(0.65)

Portfolio turnover rate	9%	22%	59%	25%	81%		24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (0.15)% (Note 9).

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 52.97%.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.83%.

[9]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.93% and 1.90%, respectively.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of a voluntary expense limitation agreement, prior to February 5, 2007, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.15%.

See Notes to Financial Statements.

14	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class I Shares[1]	2010[2]	2010	2009	2008[3]

Net asset value, beginning of period	$7.23	$4.69	$7.51	$10.26

Income (loss) from operations:
Net investment income (loss)	0.01	(0.01)	0.04	0.02
Net realized and unrealized gain (loss)	0.01	2.58	(2.86)	(2.77)
Total income (loss) from operations	0.02	2.57	(2.82)	(2.75)

Less distributions from:
Net investment income	—	(0.03)	—	—
Total distributions	—	(0.03)	—	—

Net asset value, end of period	$7.25	$7.23	$4.69	$7.51
Total return[4]	0.28%	54.76%[5]	(37.55)%	(26.80)%

Net assets, end of period (000s)	$589	$589	$210	$99

Ratios to average net assets:
Gross expenses	1.02%[6]	1.17%	0.99%	0.90%[6]
Net expenses	0.98 [6,7,8]	1.01 [7,8]	0.61 [7]	0.90 [6]
Net investment income (loss)	0.18 [6]	(0.14)	0.79	0.49 [6]

Portfolio turnover rate	9%	22%	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2010 (unaudited).

[3]	For the period October 2, 2007 (inception date) to April 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 54.33%.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I Shares will not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management All Cap Fund (the “Fund”) is a non-diversified separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$478,326,988	—	—	$478,326,988
Warrants	1,016,570	—	—	1,016,570
Total long-term investments	$479,343,558	—	—	$479,343,558
Short-term investments†	—	$700,000	—	700,000
Total investments	$479,343,558	$700,000	—	$480,043,558

†	See Schedule of Investments for additional detailed categorizations.

16	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	17

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Capital Management, Inc. (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

LMPFA provides certain administrative services to the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator.

As a result of an expense limitation arrangement between the Fund and LMCM, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.00%. These expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $113.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

18	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $28,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$29,000	$1,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of October 31, 2010, the Fund had accrued $5,309 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,298,704
Sales	70,632,189

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$108,931,344
Gross unrealized depreciation	(52,067,038)
Net unrealized appreciation	$56,864,306

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class.

The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$310,516
Class A	$235,742	402,192
Class B	194,179	101,304
Class C	319,046	50,584
Class I	—	679
Total	$748,967	$865,275

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	19

For the six months ended October 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	—
Class A	—
Class B	—
Class C	—
Class I	$113
Total	$113

6. Distributions to shareholders by class

	Six Months Ended October 31, 2010	Year Ended April 30, 2010
Net Investment Income:
Class 1	—	$616,743
Class A	—	15,891
Class B	—	—
Class C	—	—
Class I	—	1,201
Total	—	$633,835

7. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended October 31, 2010		Year Ended April 30, 2010
	Shares	Amount	Shares	Amount

Class 1
Shares issued on reinvestment	—	—	90,698	$616,743
Shares repurchased	(1,436,615)	$(9,624,229)	(3,315,183)	(20,897,912)
Net decrease	(1,436,615)	$(9,624,229)	(3,224,485)	$(20,281,169)

Class A
Shares sold	1,123,282	$7,540,702	3,128,611	$19,392,558
Shares issued on reinvestment	—	—	2,317	15,687
Shares repurchased	(2,469,512)	(16,491,322)	(5,488,765)	(34,335,501)
Net decrease	(1,346,230)	$(8,950,620)	(2,357,837)	$(14,927,256)

Class B
Shares sold	189,592	$1,187,022	528,055	$2,993,047
Shares repurchased	(1,110,106)	(6,965,040)	(2,401,367)	(13,919,438)
Net decrease	(920,514)	$(5,778,018)	(1,873,312)	$(10,926,391)

Class C
Shares sold	64,524	$405,634	165,683	$948,804
Shares repurchased	(930,453)	(5,889,994)	(2,453,244)	(14,327,833)
Net decrease	(865,929)	$(5,484,360)	(2,287,561)	$(13,379,029)

Class I
Shares sold	5,068	$33,235	54,465	$380,952
Shares issued on reinvestment	—	—	176	1,200
Shares repurchased	(5,276)	(35,517)	(17,986)	(122,538)
Net increase (decrease)	(208)	$(2,282)	36,655	$259,614

20	Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Capital Loss Carryforward

At April 30, 2010, the Fund had a net capital loss carryforward of approximately $561,437,735, of which $107,422,781 expires in 2011, $11,972,942 expires in 2012, $221,005 expires in 2013, $267,247,472 expires in 2017 and $174,573,535 expires in 2018. These amounts will be available to offset any future taxable capital gains. However, $119,616,728, of this amount is subject to an annual limitation as a result of a previous reorganization.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Capital Management All Cap Fund 2010 Semi-Annual Report	21

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $48, $477,842, $544,870 and $831,056 for Classes 1, A, B and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason Capital Management

All Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Capital Management, Inc.

Sub-administrator

Legg Mason Partners Fund Advisor, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborogh, MA 0158

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Capital Management All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Capital Management All Cap Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management All Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010552 12/10 SR10-1239

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 22, 2010